Interest and Finance Costs, net	6 Months Ended
Jun. 30, 2012
Interest and Finance Costs, net (Abstract)
Interest and Finance Costs, net

7.Interest and Finance Costs, net

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Interest expense	13,389	14,786	25,176	25,458
Less: Interest capitalized	(301)	(927)	(604)	(1,825)

Interest expense, net	13,088	13,859	24,572	23,633
Interest swap cash settlements non-hedging	1,262	981	4,226	4,372
Bunkers swap cash settlements	(589)	(1,665)	(1,405)	(2,914)
Amortization of loan fees	223	246	455	482
Bank charges	82	106	111	132
Amortization of deferred loss on de-designated financial instruments	367	873	734	1,278
Change in fair value of non-hedging financial instruments	1,678	2,545	(2,284)	(3,613)

Net total	16,111	16,945	26,409	23,370

At June 30, 2012, the Company was committed to thirteen floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $729,813 on which it pays fixed rates averaging 4.67% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 12).

At June 30, 2012, the Company held ten of the thirteen interest rate swap agreements in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $522,706. The fair value of such financial instruments as of June 30, 2012 and December 31, 2011 in aggregate amounted to $20,008 (negative) and $28,835 (negative), respectively. The estimated net amount of cash flow hedge losses at June 30, 2012 that is estimated to be reclassified into earnings within the next twelve months is $15,295.

At June 30, 2012 and 2011, the Company held three interest rate swaps that did not meet hedge accounting criteria. As such, the changes in their fair values during the first half of 2012 and 2011 have been included in change in fair value of non-hedging financial instruments in the table above, and amounted to $3,458 (positive) and $2,477 (positive), respectively. During 2010, one of these swaps was de-designated as a hedging swap and the remaining loss included in Accumulated other comprehensive loss, and for which the associated future cash flows are deemed probable of occurring ($2,471 at June 30, 2012), is being amortized to income over the term of the original hedge provided that the variable-rate interest obligations continue. The amount of such loss amortized during both quarters ended June 30, 2012 and 2011 was $367 per quarter and for the next year up to June 30, 2013, amortization is expected to be $1,471.

At June 30, 2012 and December 31, 2011, the Company had three bunker swap agreements in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. The fair value of these financial instruments as of June 30, 2012 and December 31, 2011 was $581 (positive) and $1,755 (positive), respectively.

The changes in their fair values during the first half of 2012 and 2011 amounting to $1,174 (negative) and $1,139 (positive) respectively have been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria.